STERLING CAPITAL FUNDS

SUPPLEMENT DATED DECEMBER 10, 2019

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS,

each DATED FEBRUARY 1, 2019, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional, Class R and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2019, as supplemented:

Effective immediately, the following information is added in the “Fund Management” section under the heading “The Investment Adviser” on page 177 of the Retail Prospectus and page 230 of the Institutional Prospectus:

On December 6, 2019, Sterling Capital Management LLC became an independently-managed subsidiary of Truist Financial Corporation (“Truist”) after the name change of BB&T Corporation (“BB&T”), Sterling Capital’s parent company, in conjunction with its merger of equals with SunTrust Banks, Inc. (“SunTrust”). Truist is a financial holding company that, through its subsidiaries, provides general commercial, mortgage and retail banking services, as well as trust, investment and retail and insurance services, with 275 years of combined history between SunTrust and BB&T.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-1219-1